WARRANT INDENTURE




                Providing for the Issue of up to 811,000 Warrants
                          exercisable for common shares
                    of Champion Communication Services, Inc.







                                     BETWEEN




                      CHAMPION COMMUNICATION SERVICES, INC.



                                     - and -



                          EQUITY TRANSFER SERVICES INC.










                                                        Dated September 25, 1996
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                                      -i-

                                TABLE OF CONTENTS
                                                                            Page


         ARTICLE I
         INTERPRETATION......................................................  2
         1.1      Definitions................................................  2
         1.2      Meaning of Outstanding.....................................  4
         1.3      Gender and Number..........................................  5
         1.4      Interpretation not Affected by Headings, etc...............  5
         1.5      Day not a Business Day.....................................  5
         1.6      Time of the Essence........................................  5
         1.7      Currency...................................................  5

         ARTICLE II
         THE WARRANTS........................................................  6
         2.1      Creation and Issue of Warrants.............................  6
         2.2      Form of Warrants...........................................  6
         2.3      Terms of Warrants..........................................  6
         2.4      Warrantholder not a Shareholder............................  6
         2.5      Warrants to Rank Pari Passu................................  7
         2.6      Signing of Warrant Certificates............................  7
         2.7      Certification by the Warrant Agent.........................  7
         2.8      Issue in Substitution for Warrant Certificates Lost, etc...  8
         2.9      Exchange of Warrant Certificates...........................  8
         2.10     Charges for Exchange.......................................  8
         2.11     Transfer and Ownership of Warrants.........................  9
         2.12     Assumption by Transferee and Release of Transferor......... 10
         2.13     Registration of Warrants................................... 10

          ARTICLE III
         EXERCISE OF WARRANTS................................................ 11
         3.1      Method of Exercise of Warrants............................. 11
         3.2      Effect of Exercise of Warrants............................. 12
         3.3      Partial Exercise of Warrants; Fractions.................... 13
         3.4      Accelerated Exercise of Warants............................ 14
         3.5      Cancellation of Surrendered Warrants....................... 14
         3.6      Accounting and Recording................................... 14

         ARTICLE IV
         ADJUSTMENT OF NUMBER OF COMMON SHARES............................... 15
         4.1      Adjustment of Number of Common Shares and Exercise Price... 15
         4.2      Entitlement to Shares on Exercise of Warrant............... 19
         4.3      Determination by Corporation's Auditors.................... 19
         4.4      Proceedings Prior to any Action Requiring Adjustment....... 19
         4.5      Certificate of Adjustment.................................. 20

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                                      -ii-

         4.6      Notice of Special Matters.................................. 20
         4.7      No Action after Notice..................................... 20
         4.8      Subscription Rights Adjustment Rules....................... 20

         ARTICLE V
         RIGHTS OF THE CORPORATION AND COVENANTS............................. 22
         5.1      Optional Purchases by the Corporation...................... 22
         5.2      General Covenants.......................................... 22
         5.3      Warrant Agent's Remuneration and Expenses.................. 23
         5.4      Securities Qualification Requirements...................... 24
         5.5      Performance of Covenants by Warrant Agent.................. 24

         ARTICLE VI
         ENFORCEMENT......................................................... 24
         6.1      Suits by Warrantholders.................................... 24
         6.2      Immunity of Shareholders, etc.............................. 25
         6.3      Waiver of Default.......................................... 25

         ARTICLE VII
         MEETINGS OF WARRANTHOLDERS.......................................... 26
         7.1      Right to Convene Meetings.................................. 26
         7.2      Notice..................................................... 26
         7.3      Chairman................................................... 26
         7.4      Quorum..................................................... 26
         7.5      Power to Adjourn........................................... 27
         7.6      Show of Hands.............................................. 27
         7.7      Poll and Voting............................................ 27
         7.8      Regulations................................................ 28
         7.9      Corporation and Warrant Agent May be Represented........... 29
         7.10     Powers Exercisable by Extraordinary Resolution............. 29
         7.11     Meaning of Extraordinary Resolution........................ 30
         7.12     Powers Cumulative.......................................... 31
         7.13     Minutes.................................................... 31
         7.14     Instruments in Writing..................................... 31
         7.15     Binding Effect of Resolutions.............................. 32
         7.16     Holdings by Corporation or Subsidiaries Disregarded........ 32

         ARTICLE VIII
         SUPPLEMENTAL INDENTURES............................................. 32
         8.1      Provision for Supplemental Indentures for Certain Purposes. 32
         8.2      Successor Corporations..................................... 33




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                                     -iii-


         ARTICLE IX
         CONCERNING THE WARRANT AGENT........................................ 34
         9.1      Legislation................................................ 34
         9.2      Rights and Duties of Warrant Agent......................... 34
         9.3      Evidence, Experts and Advisers............................. 35
         9.4      Documents, Monies, etc. Held by Warrant Agent.............. 36
         9.5      Actions by Warrant Agent to Protect Interest............... 36
         9.6      Warrant Agent Not Required to Give Security................ 37
         9.7      Protection of Warrant Agent................................ 37
         9.8      Replacement of Warrant Agent; Successor by Merger.......... 38
         9.9      Conflict of Interest....................................... 39
         9.10     Acceptance of Obligation................................... 39
         9.11     Warrant Agent Not to be Appointed Receiver................. 40
         9.12     ........................................................... 40

         ARTICLE X
         GENERAL............................................................. 40
         10.1     Notice to the Corporation and the Warrant Agent............ 40
         10.2     Notice to Warrantholders................................... 41
         10.3     Evidence of Ownership...................................... 42
         10.4     Counterparts............................................... 42
         10.5     Satisfaction and Discharge of Indenture.................... 42
         10.6     Provisions of Indenture and Warrants for the
                    Sole Benefit of Parties and Warrantholders............... 43
         10.7     Warrants Owned by the Corporation or its
                    Subsidiaries - Certificate to be Provided................ 43
         10.8     Ownership and Transfer of Warrants......................... 43
         10.9     Waiver..................................................... 44
         10.10    Governing Law.............................................. 44
         10.11    Choice of Language......................................... 44

     THIS WARRANT INDENTURE is made as of the 25th day of September, 1996,


BETWEEN:


          CHAMPION COMMUNICATION SERVICES, INC., a corporation formed under the laws of the State of Delaware, having an office in The Woodlands, in the State of Texas

          (hereinafter referred to as the "Corporation")

                                                               OF THE FIRST PART

          - and -

          EQUITY TRANSFER SERVICES INC., a company
          incorporated   under  the  laws  of  the
          Province of Ontario, having an office in City of Toronto, Ontario

          (hereinafter referred to as the "Warrant Agent")

                                                             OF THE SECOND PART.


     WHEREAS the Corporation desires to issue an aggregate of up to 811,000 common share purchase warrants, each such common share purchase warrant exercisable into one Common Share of the Corporation at a purchase price of $5.00, at any time until the Expiry Time, all upon the terms and subject to the conditions contained herein;

     AND WHEREAS for such purpose the Corporation deems it necessary to, subject to certain conditions, create common share purchase warrants, to be constituted and issued in the manner hereinafter set forth;

     AND WHEREAS the Corporation is duly authorized to create and issue the common share purchase warrants to be issued;

     AND WHEREAS all necessary acts and deeds have been undertaken and performed to make the common share purchase warrants, when created as provided in this Indenture, legal, valid and binding upon the Corporation, with the benefits set forth in, and subject to the terms of, this Indenture;





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                                      - 2 -

     AND WHEREAS the Warrant Agent has agreed to enter into this Indenture and to hold all rights, interests and benefits contained herein for and on behalf of those persons who from time to time become holders of common share purchase warrants issued pursuant to this Indenture;

     AND WHEREAS the foregoing recitals are made as representations and statements of fact by the Corporation and not by the Warrant Agent.

     NOW THEREFORE, THIS INDENTURE WITNESSETH that for good and valuable consideration mutually given and received, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

                                    ARTICLE I
                                 INTERPRETATION

1.1  Definitions

     In this Indenture, including the recitals and schedules hereto and in all indentures supplemental hereto, the following words and terms shall have the indicated meanings:

     (a) "Applicable Legislation" means such provisions of any statute of Canada or of a province thereof, and of regulations under any such statute, relating to trust indentures or to the rights, duties and obligations of corporations and of warrant agents under trust indentures, as are from time to time in force and applicable to this indenture;

     (b) "Business Day" means a day other than a Saturday, Sunday or other statutory or civic holiday in Ontario.

     (c) "Common Shares" means fully paid and non-assessable common shares in the capital of the Corporation, as presently constituted and, except where the context otherwise requires, includes such Common Shares to be issued or distributed, as the case may be, in accordance with the exercise of the Warrants hereunder;

     (d) "Corporation's Auditors" means a firm of chartered accountants duly appointed as auditors of the Corporation;

     (e)  "Counsel"  means a barrister or solicitor or a firm of barristers  and
          solicitors   retained  by  the  Warrant   Agent  or  retained  by  the
          Corporation and acceptable to the Warrant Agent;

     (f) "Current Market Price" of the Common Shares at any date means the price per share equal to the weighted average price at which the Common Shares have traded on The Toronto Stock Exchange ("TSE") or, if




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                                      - 3 -

          the Common Shares are not then traded on the TSE, as quoted by The Canadian Dealing Network Inc. ("CDN") or, if the Common Shares are not then quoted on CDN, on such stock exchange on which such shares are listed as may be selected for such purpose by the directors, in each case during the period of 30 consecutive Trading Days commencing not more than 45 Trading Days before such date;

     (g) "director" means a director of the Corporation for the time being and, unless otherwise specified herein, reference to action "by the directors" means action by the directors of the Corporation as a board or, whenever duly empowered, action by any committee of such board;

     (h) "Exercise Date" means, with respect to any Warrant, the date on which the Warrant Certificate representing such Warrant is surrendered for exercise in accordance with the provisions of Article 3;

     (i) "Expiry Time" means 5:00 p.m. (Toronto time) on the day which is 18 months after the Qualification Date;

     (j) "person" means an individual, body corporate, partnership, trust, Warrant Agent, executor, administrator, legal representative or any unincorporated organization;

     (k)  "Qualification Date" means September 25, 1996;

     (l)  "Shareholder" means a holder of record of one or more Common Shares;

     (m) "this Warrant Indenture", "this Indenture", "herein", "hereby" and similar expressions mean and refer to this Indenture and any indenture, deed or instrument supplemental hereto; and the expressions "Article", "Section", "subsection" and "paragraph" followed by a number mean and refer to the specified article, section, subsection or paragraph of this Indenture;

     (n) "Trading Day" means, with respect to a stock exchange, a day on which such exchange or facility is open for the transaction of business and with respect to the CDN over-the-counter market means a day on which The Toronto Stock Exchange is open for the transaction of business;

     (o) "Warrant Agent" means Equity Transfer Services Inc. or its successors from time to time in the trust hereby created;




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                                      - 4 -

     (p) "Warrant Agency" means the office of the Warrant Agent located at The Richmond Adelaide Centre, 120 Adelaide Street West, Suite 800, Toronto, Ontario M5H 3V1, or such other places as may be designated in accordance with subsection 3.1(c);

     (q) "Warrant Certificate" means a certificate, in substantially the form set forth in Schedule "A", issued to evidence Warrants;

     (r) "Warrantholders" or "holders" without reference to Common Shares means the persons who are registered owners of Warrants;

     (s) "Warrants" means up to 811,000 common share purchase warrants of the Corporation, each entitling the holder to purchase one (1) Common Share of the Corporation at an exercise price of $5.00 at any time until the Expiry Time, subject to adjustment as provided herein;

     (t) "Warrantholders' Request" means an instrument signed in one or more counterparts by Warrantholders entitled to acquire in the aggregate not less than 25% of the aggregate number of Common Shares which could be acquired pursuant to the exercise of all Warrants then unexercised and outstanding, requesting that the Warrant Agent take some action or proceeding specified in such instrument; and

     (u) "written order of the Corporation", "written request of the Corporation", "written consent of the Corporation" and "certificate of the Corporation" mean, respectively, a written order, request, consent and certificate signed in the name of the Corporation by its President, and may consist of one or more instruments so executed.

1.2  Meaning of Outstanding

     Every Warrant certified and delivered by the Warrant Agent hereunder shall be deemed to be outstanding until it shall be cancelled or delivered to the Warrant Agent for cancellation provided that:

     (a) When a new Warrant certificate has been issued in substitution for a Warrant certificate which has been mutilated, lost, stolen or destroyed, only one of such Warrant certificates shall be counted for the purpose of determining the aggregate number of Warrants outstanding; and

     (b) For the purposes of any provision of this Indenture entitling holders of outstanding Warrants to vote, sign consents, requisitions or other instruments or take any other action under this Indenture, Warrants owned, directly or indirectly, legally or equitably, by the Corporation shall be disregarded, except that:




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                                      - 5 -

          (i) for the purpose of determining whether the Warrant Agent shall be protected in acting and relying on any such vote, consent, requisition or other instrument or action, only the Warrants which the Warrant Agent has written notice that they are so owned shall be so disregarded; and

          (ii) Warrants so owned which have been pledged in good faith other than to the Corporation shall not be so disregarded if the pledgee shall establish to the satisfaction of the Warrant Agent that the pledgee's right to vote such Warrants in the pledgee's discretion is free from control of the Corporation.

1.3  Gender and Number

     Unless herein otherwise expressly provided or unless the context otherwise requires, words importing the singular include the plural and vice versa and words importing gender include all genders.

1.4  Interpretation not Affected by Headings, etc.

     The division of this Indenture into Articles and Sections, the provision of a table of contents and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation of this Indenture or any provision hereof.

1.5  Day not a Business Day

     In the event that any day on or before which any action is required to be taken under this Indenture is not a Business Day, then such action shall be required to be taken at or before the requisite time on the next succeeding day that is a Business Day.

1.6  Time of the Essence

     Time shall be of the essence of this Indenture.

1.7  Currency

     All currency referred to in this Indenture or the Warrants is in Canadian dollars, unless otherwise specifically stated.

                                   ARTICLE II
                                  THE WARRANTS

2.1  Creation and Issue of Warrants

     Subject to the provisions hereof, up to Eight Hundred Eleven Thousand (811,000) Warrants, each entitling the holders thereof to acquire one fully paid and non-assessable Common Share on the terms and subject to the conditions herein provided, are hereby created and authorized for issuance, each such Warrant exercisable at any time before the Expiry Time at a price of $5.00 per Common Share. The Warrants shall be issued from time to time upon exercise of the Special Warrants in accordance with the provisions of the Special Warrant Indenture, subject to compliance with provisions and conditions set forth in this Indenture and upon the written order of the Corporation.

2.2  Form of Warrants

     (a) The Warrant Certificates (including all replacements issued in accordance with this Indenture) shall be fully registered and shall be substantially in the form set out in Schedule "A" hereto, dated as of the date of issue and shall bear such legends and distinguishing letters and numbers as the Corporation may, with the approval of the Warrant Agent, prescribe and shall be issuable in any denomination excluding fractions.

     (b) The Warrant Certificates may be engraved, lithographed or printed (the expression "printed" including for purposes hereof both original typewritten material as well as mimeographed, mechanically, photographically, photostatically or electronically reproduced, typewritten or other written material), or partly in one form and partly in another, as the Corporation may determine.

2.3  Terms of Warrants

     No holder of any Warrant or any other person shall have any right, or by virtue of such Warrant or this Warrant Indenture, to subscribe for or purchase any Common Shares in the capital of the Corporation subsequent to the Expiry Time. After the Expiry Time of the Warrants, all rights under this Warrant Indenture and any of the Warrants in respect of which the right of subscription and purchase herein and therein provided for shall not theretofore have been exercised shall wholly cease and terminate and such Warrants shall be wholly void and of no value or effect.

2.4  Warrantholder not a Shareholder

     Nothing in this Indenture or in the holding of a Warrant or Warrant Certificate or otherwise, shall, in itself, confer or be construed as conferring upon a Warrantholder any right or interest whatsoever as a Shareholder or as any




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                                      - 7 -

other shareholder of the Corporation, including, but not limited to, the right to vote at, to receive notice of, or to attend, meetings of shareholders or any other proceedings of the Corporation, or the right to receive dividends and other distributions.

2.5  Warrants to Rank Pari Passu

     All Warrants shall rank pari passu, whatever may be the actual date of creation thereof.

2.6  Signing of Warrant Certificates

     The Warrant Certificates shall be signed by any director or officer of the Corporation. The signature of such persons may be mechanically reproduced by way of photocopy or facsimile and Warrant Certificates bearing such photocopy or facsimile signature shall be binding upon the Corporation as if they had been manually signed by such persons. Notwithstanding that any person whose manual or facsimile signature appears on any Warrant Certificate as a director or officer may no longer hold office at the date of such Warrant Certificate or at the date of certification or delivery thereof, any Warrant Certificate signed as aforesaid shall, subject to Section 2.7, be valid and binding upon the Corporation and the holder thereof shall be entitled to the benefits of this Indenture.

2.7  Certification by the Warrant Agent

     (a) No Warrant Certificate shall be issued or, if issued, shall be valid for any purpose or entitle the holder thereof to the benefit of this Indenture until it has been certified by manual signature by or on behalf of the Warrant Agent substantially in the form set out in Schedule "A" or in such other form approved by the Warrant Agent and such certification by the Warrant Agent upon any Warrant Certificate shall be conclusive evidence as against the Corporation that the Warrant Certificate so certified has been duly issued hereunder and that the holder thereof is entitled to the benefits of this Indenture.

     (b) The certification of the Warrant Agent on Warrant Certificates issued hereunder shall not be construed as a representation or warranty by the Warrant Agent as to the validity of this Indenture or the Warrant Certificates (except the due certification thereof) and the Warrant Agent shall in no respect be liable or answerable for the use made of the Warrant Certificates or any of them or of the consideration therefor except as otherwise specified herein.




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                                      - 8 -

2.8  Issue in Substitution for Warrant Certificates Lost, etc.

     (a) If any Warrant Certificate becomes mutilated or is lost, destroyed or stolen, the Corporation, subject to applicable law, shall issue and thereupon the Warrant Agent shall certify and deliver, a new Warrant Certificate of like tenor as the one mutilated, lost, destroyed or stolen in exchange for and in place of and upon cancellation of such mutilated Warrant Certificate, or in lieu of and in substitution for such lost, destroyed or stolen Warrant Certificate, and the substituted Warrant Certificate shall be in a form approved by the Warrant Agent and the Warrants evidenced thereby shall be entitled to the benefits hereof and shall rank equally, in accordance with their terms, with all other Warrants created or to be created hereunder.

     (b) The applicant for the issue of a new Warrant Certificate pursuant to this Section 2.8 shall bear the cost of the issue thereof and in case of loss, destruction or theft shall, as a condition precedent to the issue thereof, furnish to the Corporation and to the Warrant Agent such evidence of ownership and of the loss, destruction or theft of the Warrant Certificate so lost, destroyed or stolen as shall be satisfactory to the Corporation and to the Warrant Agent in their sole discretion, acting reasonably, and such applicant may also be required to furnish an indemnity or security in such amount and form as the Corporation and the Warrant Agent may, in their discretion, acting reasonably, consider necessary or desirable and shall pay the reasonable charges of the Corporation and the Warrant Agent in connection therewith.

2.9  Exchange of Warrant Certificates

     (a) Warrant Certificates representing any number of Warrants may, upon compliance with the reasonable requirements of the Warrant Agent, be exchanged for another Warrant Certificate or Warrant Certificates representing the same aggregate number of Warrants as represented by the Warrant Certificate or Warrant Certificates tendered for exchange.

     (b) Warrant Certificates may be exchanged only at the Warrant Agency or at any other place that is designated by the Corporation, with the approval of the Warrant Agent. Any Warrant Certificate tendered for exchange shall be cancelled by the Warrant Agent.

2.10 Charges for Exchange

     Except as otherwise provided in this Indenture, the Warrant Agent may charge to a holder requesting an exchange of a Warrant Certificate or Warrant
Certificates a reasonable sum for each new Warrant Certificate issued in exchange for an existing Warrant Certificate or Warrant Certificates, and payment of such charges and reimbursement of the Warrant Agent or the Corporation for any and all stamp taxes or governmental or other charges required to be paid shall be made by such holder as a condition precedent to such exchange.

2.11 Transfer and Ownership of Warrants

     (a) The Warrants may only be transferred on the register maintained at the office of the Warrant Agent by the holder or its legal representative or its attorney duly appointed by an instrument in writing in form and execution satisfactory to the Warrant Agent, acting reasonably, only upon surrendering to the Warrant Agent the Warrant Certificate or Warrant Certificates representing the Warrants to be transferred together with a payment representing any transfer fees charged by the Warrant Agent and upon compliance with:

          (i)  the conditions set forth in this Indenture;

          (ii) such reasonable requirements as the Warrant Agent and the Corporation may prescribe; and

          (iii)all   applicable    securities    legislation    and   applicable
               requirements of regulatory authorities;

          and such transfer shall be duly noted in such register by the Warrant Agent. Upon compliance with such requirements, the Warrant Agent shall issue to the transferee one or more Warrant Certificates representing the Warrants transferred.

     (b) The Corporation and the Warrant Agent will deem and treat the registered owner of any Warrant as the beneficial owner thereof for all purposes and neither the Corporation nor the Warrant Agent shall be affected by any notice to the contrary except where the Corporation or the Warrant Agent is required to take notice by statute or by order of a court of competent jurisdiction.

     (c) Subject to the provisions of this Indenture and applicable law, the Warrantholders shall be entitled to the rights and privileges attaching to the Warrants. The issue of Common Shares by the Corporation upon the exercise of Warrants by any Warrantholder in accordance with the terms and conditions herein contained shall discharge all responsibilities of the Corporation and the Warrant Agent with respect to such Warrants and neither the Corporation nor the Warrant Agent shall be bound to inquire into the title of any such holder.



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                                     - 10 -

     (d) Except as otherwise provided in this Indenture, the Warrant Agent may charge to a holder requesting a transfer of a Warrant Certificate or Certificates a reasonable sum for such transfer or transfers, and payment of such charges and reimbursement of the Warrant Agent or the Corporation for any and all stamp taxes or governmental or other charges required to be paid shall be made by such holder as a condition precedent to such transfer.

2.12 Assumption by Transferee and Release of Transferor

     Upon becoming a Warrantholder in accordance with the provisions of this Indenture, the transferee thereof shall be deemed to have acknowledged and agreed to be bound by this Indenture. Upon the registration of such transferee as the Warrantholder of a Warrant, the transferor shall cease to have any further rights under this Indenture with respect to such Warrant or the Common Shares in respect thereof.

2.13 Registration of Warrants

     The Corporation hereby appoints the Warrant Agent as registrar of the Warrants. The Corporation may hereinafter, with the approval of the Dealer and the Warrant Agent, appoint one or more other or additional registrars of the Warrants.

     The Corporation shall cause to be kept by and at the principal office of the registrar located at The Richmond Adelaide Centre, 120 Adelaide Street West, Suite 800, Toronto, Ontario, M5H 3V1, and at such other place or places as the Corporation (with the approval of the Dealer and the Warrant Agent) may designate, registers in which shall be entered the names, addresses and telecopy numbers of the holders of Warrants and particulars of the Warrants held by them, respectively, including all transfers of such Warrants. No transfer of a Warrant shall be valid unless made by the registered holder or its executors or administrators or other legal representatives or its or their attorney duly appointed by an instrument in writing in form and execution satisfactory to the registrar, acting reasonably, and unless made in compliance with the provisions of Section 2.11 and with such reasonable requirements as the registrar and the Corporation may prescribe and unless such transfer shall have been duly entered on one of the appropriate registers and/or noted on such Warrant certificate by the registrar.

     The registers referred to in this Section shall at all reasonable times on a business day be open and available for inspection by the Corporation, by the Dealer, by the Warrant Agency and by any Warrantholder.

     Subject to the provisions of Section 2.11, the holder of a Warrant may at any time and from time to time have such Warrant transferred at any of the places at which a register of transfers is kept pursuant to the provisions of this Section, in accordance with such reasonable regulations as the registrar and the Corporation may prescribe.

     Except in the case of the register required to be kept at the principal office of the registrar in the Municipality of Metropolitan Toronto, the Corporation shall (subject to the Dealer's and the Warrant Agent's approval) have power at any time to close any branch register. In the event that the register in any place is closed, notice of the closing shall be given, in the manner provided in Section 10.2, to the holders of the Warrants.

     The registrar shall, when requested so to do by the Corporation and at the Corporation's expense, furnish the Corporation with a list of names and addresses of the holders of Warrants showing the number of Warrants held by each holder.

     The Corporation and the Warrant Agent may deem and treat the registered holder of a Warrant certificate as the absolute owner of the Warrants represented thereby for all purposes and, save as required by law, neither the Warrant Agent nor the registrar nor the Corporation shall be charged with notice of or be bound to see to the execution of any trust, whether express, implied or constructive, in respect of any Warrant, and, subject to the provisions of
Section 2.11, the registrar and/or the Corporation may transfer any Warrant on the direction of the holder thereof whether named as trustee or otherwise, as though that person were the beneficial owner thereof.

                                   ARTICLE III
                              EXERCISE OF WARRANTS

3.1  Method of Exercise of Warrants

     (a) The holder of any Warrant may exercise the right conferred on such holder to acquire Common Shares (as evidenced by such Warrant) by surrendering to the Warrant Agent at the Warrant Agency, prior to the Expiry Time, the Warrant Certificate with a duly completed and executed exercise form, accompanied by the purchase price for the Common Shares (at the rate of $5.00 per Common Share) in the capital of the Corporation subscribed for either in bank draft, money order or by certified cheque payable to or the order of the Warrant Agent. A Warrant Certificate with the duly completed and executed exercise form referred to in this subsection 3.1(a) shall be deemed to be surrendered only upon personal delivery thereof or, if sent by mail or other means of transmission, upon actual receipt thereof by the Warrant Agent at the Warrant Agency.

     (b) Any exercise form referred to in subsection 3.1(a) shall be signed by the Warrantholder and shall specify:

          (i) the number of Common Shares which the holder wishes to acquire (being not more than the number of Common Shares which the holder is entitled to acquire pursuant to the Warrant Certificate(s) surrendered);

          (ii) the person or persons in whose name or names such Common Shares are to be issued;

          (iii) the address or addresses of such person or persons; and

          (iv) the number of Common Shares to be issued to each such person if more than one is so specified.

          If any of the Common Shares subscribed for are to be issued to a person or persons other than the Warrantholder, the Warrantholder shall pay to the Corporation or the Warrant Agent on behalf of the Corporation, all applicable transfer or similar taxes and the Corporation shall not be required to issue or deliver certificates evidencing Common Shares unless or until such Warrantholder has paid to the Corporation, or the Warrant Agent on behalf of the Corporation, the amount of such tax or shall have established to the satisfaction of the Corporation that such tax has been paid or that no tax is due.

     (c) In connection with the exchange of Warrant Certificates and the exercise of Warrants and compliance with such other terms and conditions hereof as may be required, the Corporation has appointed the offices of the Warrant Agent located at The Richmond Adelaide Centre, 120 Adelaide Street West, Suite 800, Toronto, Ontario M5H 3V1 as the agency at which Warrant Certificates may be surrendered for exchange or at which Warrants may be exercised and the Warrant Agent has accepted such appointment. The Corporation may, from time to time with the prior approval of the Warrant Agent, designate alternate or additional places as the Warrant Agency and shall give notice to the Warrant Agent of any change of the Warrant Agency.

3.2  Effect of Exercise of Warrants

     (a) Upon compliance by the holder of any Warrant Certificate with the provisions of Section 3.1, and subject to Section 3.3, the Common Shares to be issued upon the exercise of any Warrants shall be deemed to have been issued and the person or persons to whom such Common Shares are to be issued shall be deemed to have become the holder or holders of record of such Common Shares on the Exercise Date, unless the transfer register of the Corporation shall be closed on such date, in which case the Common Shares to be issued upon the exercise of any Warrants shall be deemed to have been issued and such person or persons deemed to have become the holder or holders of record of such Common Shares on the date on which such transfer registers are reopened.

     (b) Within three Business Days after the Exercise Date of a Warrant as set forth above, the Corporation shall cause to be mailed to the person or persons in whose name or names Common Shares have been issued upon the exercise of Warrants, as specified in the exercise form, at the address specified in such exercise form or, if so specified in such exercise form, cause to be delivered to such person or persons at the Warrant Agency where the Warrant Certificate was surrendered, a certificate or certificates for the appropriate number of Common Shares.

3.3  Partial Exercise of Warrants; Fractions

     (a) The holder of any Warrants may exercise his right to acquire Common Shares in part and may thereby acquire a number of Common Shares less than the aggregate number which such holder is entitled to acquire pursuant to Warrant Certificate(s) surrendered in connection therewith, provided that, in no event shall fractional Common Shares be issued with regard to Warrants exercised. In the event of any acquisition of a number of Common Shares less than the number which the holder is entitled to acquire, the holder of the Warrants shall, upon exercise thereof, be entitled to receive, without charge therefor, a new Warrant Certificate or Warrant Certificates representing the balance of the Common Shares which such holder was entitled to acquire pursuant to the surrendered Warrant Certificate(s) and which were not then acquired.

     (b) Notwithstanding anything contained in this Indenture, including any adjustment provided for in Article 4, the Corporation shall not be required, upon the exercise of any Warrants, to issue fractions of Common Shares or to issue certificates which evidence a fractional Common Share. In lieu of a fractional Common Share, the Corporation shall pay to any holder, who would otherwise be entitled to acquire a fractional interest in a Common Share upon the exercise of Warrants, within 10 Business Days after the Exercise Date, an amount in lawful money of Canada equal to the then current market value of such fractional interest, computed on the basis of the closing price of the Common Shares, as applicable, on The Toronto Stock Exchange (or if the Common Shares are not then listed thereon on such other exchange on which such shares are listed or, if not listed on any exchange, on the over-the-counter market, or, if not traded on any over the counter market, as designated by action of the directors) for the Trading Day immediately prior to the Exercise Date or where there is no sale on the applicable exchange or market on the Trading Day immediately prior to the Exercise Date, the average of the last bid and ask prices on the applicable exchange or market provided that the Corporation shall not be required to make any payment, calculated as aforesaid, that is less than $1.00.

3.4  Accelerated Exercise of Warrants

     The Corporation may, if the Common Shares of the Corporation are trading for at least ten (10) consecutive Trading Days for at least $5.50 per share (as such calculation may be adjusted pursuant to the terms of this Indenture), upon thirty (30) days prior written notice (the "Exercise Notice") to Warrant Holders, require such Warrant Holders to exercise such number of Warrants as the Corporation, in its sole discretion, shall deem appropriate. Failure by any such Warrant Holder to exercise such Warrants within thirty (30) days of receipt of the Exercise Notice will thereafter result in all rights under this Warrant Indenture and any of the Warrants in respect of which the Exercise Notice has been received to wholly cease and terminate and such Warrants shall be wholly void and of no value or effect.

3.5  Cancellation of Surrendered Warrants

     All Warrant Certificates surrendered pursuant to Sections 2.8, 2.9, 2.11, 3.1, 3.3 and 5.1 shall be returned to the Warrant Agent for cancellation and, after the expiry of any period of retention prescribed by law or required by the policies of the Warrant Agent, destroyed by the Warrant Agent. Upon the request of the Corporation, the Warrant Agent shall furnish to the Corporation a destruction certificate identifying the Warrant Certificates so destroyed and the number of Warrants evidenced thereby.

3.6  Accounting and Recording

     (a) The Warrant Agent shall promptly account to the Corporation with respect to Warrants exercised. All funds from time to time received by the Warrant Agent, shall be received in trust for, and shall be segregated and kept apart by the Warrant Agent in trust for, the Corporation.

     (b) The Warrant Agent shall record the particulars of Warrants exercised, which shall include the date of exercise and the names and addresses of the persons who become holders of Common Shares on the exercise thereof. Within five Business Days of each Exercise Date, the Warrant Agent shall provide such particulars in writing to the Corporation.

                                   ARTICLE IV
                      ADJUSTMENT OF NUMBER OF COMMON SHARES

4.1  Adjustment of Number of Common Shares and Exercise Price

(1) Provided that the attributes of the Warrants have not been amended pursuant to the terms of the Special Warrant Indenture, the exercise price of the Warrants of $5.00 per share (the "Exercise Price") shall be subject to adjustment from time to time in the events and in the manner provided as follows:

     (a) If and whenever at any time from the date hereof and prior to the Expiry Time, the Corporation shall:

          (i) issue Common Shares to all or substantially all the holders of Common Shares as a stock dividend, or

          (ii) make a distribution on its outstanding Common Shares payable in Common Shares or convertible securities,

          (any of such events being called herein a "Share Reorganization") then the Exercise Price shall be adjusted effective immediately after the record date on which the holders of Common Shares are determined for the purposes of the Share Reorganization by multiplying the Exercise Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the number of Common Shares outstanding on such record date before giving effect to such Share Reorganization and the denominator of which shall be the number of Common Shares outstanding after giving effect to such Share Reorganization (including, in the case where convertible securities are distributed, the number of Common Shares that would have been outstanding had such securities been exchanged for or converted into Common Shares on such record date).

     (b) If and whenever at any time from the date hereof and prior to the Expiry Time, the Corporation shall issue rights, options or warrants to all or substantially all of the holders of Common Shares under which such holders are entitled, during a period expiring not more than 45 days after the record date for such issue (the "Rights Period"), to subscribe for, or purchase Common Shares or convertible securities at a price per share to the holder (or at an exchange or conversion price per share at the date of issue of such securities to the holder in the case of Convertible Securities) at less than 95% of the then Current Market Price of the Common Shares on such record date (any of such events being herein called a "Rights Offering") then the Exercise Price shall be adjusted effective immediately after the end of the Rights Period to a price determined by multiplying the Exercise

          Price in effect immediately prior to the end of the Rights Period by a fraction:

          (i)  the numerator of which shall be the aggregate of:

               (A) the number of Common Shares outstanding as of the record date for the Rights Offering; and

               (B) a number determined by dividing: (1) either of (a) the product of the number of Common Shares issued or subscribed during the Rights Period upon exercise of the rights, warrants, or options under the Rights Offering and the price at which such Common Shares are offered, or, as the case may be, (b) the product of the exchange or conversion price of such securities offered and the number of Common Shares for or into which the securities so offered pursuant to the Rights Offering have been exchanged or converted during the Rights Period, by (2) the Current Market Price of the Common Shares on the record date for the Rights Offering; and

          (ii) the denominator of which shall be the number of Common Shares outstanding after giving effect to the Rights Offering (including the number of Common Shares actually issued or subscribed for during the Rights Period upon exercise of the rights, warrants or options under the Rights Offering).

          Any  Warrantholder  who shall  have  exercised  its right to  purchase
          Common Shares in accordance with section 3.1 during the period beginning immediately after the record date for a Rights Offering and ending on the last day of the Rights Period therefor shall receive from the Corporation, no later than 60 days after the end of the Rights Period, a cash payment equal to the difference, if any, between the Exercise Price in effect immediately prior to the end of such Rights Period and the Exercise Price as adjusted for such Rights Offering pursuant to this subsection (2) multiplied by the number of Common Shares purchased upon exercise by such Warrantholder during such period. Such payment shall be made by cheque mailed to the address to which the Common Shares purchased upon such exercise are to be sent.

     (c) If and whenever at any time from the date hereof and prior to the Expiry Time, the Corporation shall issue or distribute to all or substantially all holders of Common Shares, (i) shares of the Corporation of any class other than Common Shares, (ii) rights, options or warrants to acquire Common Shares or convertible securities or property or other assets of the Corporation, (iii) evidences of indebtedness, or (iv) any property or other assets, and if such issuance or distribution does not constitute dividends in the ordinary course, a Share Reorganization or a Rights Offering (any of such non-excluded events being called herein a "Special Distribution"), the Exercise Price shall be adjusted effective immediately after the record date at which the holders of Common Shares are determined for purposes of the Special Distribution to a price determined by multiplying the Exercise Price in effect on the record date for the Special Distribution by a fraction:

          (i)  the numerator of which shall be the difference between:

               (A) the product of the number of Common Shares outstanding on such record date and the Current Market Price of the Common Shares on such record date; and

               (B) the fair market value, as determined by the directors of the Corporation (whose determination shall be conclusive), to the holders of Common Shares of the shares, rights, options, warrants, evidences of indebtedness or property or other assets to be issued or distributed in the Special Distribution; and

          (ii) the denominator of which shall be the number of Common Shares outstanding on such record date multiplied by the Current Market Price of the Common Shares on such record date.

(2) Provided that the attributes of the Warrants have not been amended pursuant to the terms of the Special Warrant Indenture, the acquisition rights in effect at any date attaching to the Warrants shall be subject to adjustment from time to time as follows:

     (a) if and whenever at any time from the date hereof and prior to the Expiry Time of the Warrants the Corporation shall:

          (i) subdivide, redivide or change its outstanding Common Shares into a greater number of shares; or

          (ii) reduce, combine or consolidate its outstanding Common Shares into a smaller number of shares;

          then in each such event the number of Common Shares obtainable under each Warrant shall be adjusted immediately after the effective date of such subdivision, redivision, change, reduction, combination or consolidation, by multiplying the number of Common Shares theretofore obtainable upon the exercise of such Warrant by a fraction the numerator of which shall be the total number of Common Shares outstanding immediately after such date and the denominator of which shall be the total number of Common Shares outstanding immediately prior to such date. Such adjustment shall be made successively whenever any event referred to in this subsection 4.1 (2) shall occur;

     (b) if and whenever at any time from the date hereof and prior to the expiry time of the Warrants, there is a reclassification of the Common Shares or a capital reorganization of the Corporation other than as described in subsection 4.1(2)(a) or an amalgamation, arrangement or merger of the Corporation with or into any other body corporate, trust, partnership or other entity, or a sale or conveyance of the property and assets of the Corporation as an entirety or substantially as an entirety to any other body corporate, trust, partnership or other entity, any Warrantholder who has not exercised its right of acquisition prior to the effective date of such reclassification, reorganization, amalgamation, arrangement, merger, sale or conveyance shall, upon the exercise of such right thereafter, be entitled to receive and shall accept, in lieu of the number of Common Shares then sought to be acquired by it, the number of shares or other securities or property of the Corporation or of the body corporate, trust, partnership or other entity resulting from such merger, amalgamation or to which such sale or conveyance may be made, as the case may be, that such Warrantholder would have been entitled to receive on such reclassification, reorganization, amalgamation, arrangement, merger, sale or conveyance, if, on the record date or the effective date thereof, as the case may be, the Warrantholder had been the registered holder of the number of Common Shares sought to be acquired by it. If determined appropriate by the Warrant Agent to give effect to or to evidence the provisions of this subsection 4.1(2), the Corporation, its successor, or such purchasing body corporate, partnership, trust or other entity, as the case may be, shall, prior to or contemporaneously with any such reclassification, reorganization, amalgamation, arrangement, merger, sale or conveyance, enter into an indenture which shall provide, to the extent possible, for the application of the provisions set forth in this Indenture with respect to the rights and interests thereafter of the Warrantholders to the end that the provisions set forth in this Indenture shall thereafter correspondingly be made applicable, as nearly as may reasonably be possible, with respect to any shares, other securities or property to which a Warrantholder is entitled on the exercise of its acquisition rights thereafter. Any indenture entered into between the Corporation and the Warrant Agent pursuant to the provisions of this subsection 4.1(2) shall be a supplemental indenture entered into pursuant to the provisions of Article 8. Any indenture entered into between the Corporation, any successor to the Corporation or such purchasing body corporate, partnership, trust or other entity and the Warrant Agent shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided in this Section 4.1 and which shall apply to successive reclassifications, reorganizations, amalgamations, arrangements, mergers, sales or conveyances; and

     (c) the adjustments provided for in this Article 4 in the number of Common Shares, classes of securities which are to be received on the exercise of Warrants and the Exercise Price are cumulative. After any adjustment pursuant to this Section 4.1, the term "Common Shares" where used in this Indenture shall be interpreted to mean securities of any class or classes which, as a result of such adjustment and all prior adjustments pursuant to this Section 4.1, the Warrantholder is entitled to receive upon the exercise of its Warrant, and the number of Common Shares indicated by any exercise made pursuant to a Warrant shall be interpreted to mean the number of Common Shares or other property or securities a Warrantholder is entitled to receive, as a result of such adjustment and all prior adjustments pursuant to this
          Section 4.1, upon the full exercise of a Warrant.

4.2  Entitlement to Shares on Exercise of Warrant

     All shares of any class or other securities which a Warrantholder is at the time in question entitled to receive upon the exercise of its Warrants, whether or not as a result of adjustments made pursuant to this Article 4, shall, for the purposes of the interpretation of this Indenture, be deemed to be shares which such Warrantholder is entitled to acquire pursuant to such Warrant.

4.3  Determination by Corporation's Auditors

     In the event of any question arising with respect to the adjustments provided for in this Article 4, such question shall be conclusively determined by the Corporation's Auditors, who shall have access to all necessary records of the Corporation, and such determination shall be binding upon the Corporation, the Warrant Agent, all Warrantholders and all other persons interested therein.

4.4  Proceedings Prior to any Action Requiring Adjustment

     As a condition precedent to the taking of any action which would require an adjustment in any of the acquisition rights pursuant to any of the Warrants, including the number of Common Shares which are to be received upon the exercise thereof, the Corporation shall take any corporate action which may, in the opinion of Counsel to the Corporation, be necessary to ensure that the Corporation has sufficient authorized capital and to ensure that the Corporation may validly and legally issue, as fully paid and non-assessable shares, all of the shares which the holders of such Warrants are entitled to receive on the full exercise thereof in accordance with the provisions of this Indenture.

4.5  Certificate of Adjustment

     The Corporation shall, immediately after the occurrence of any event which requires an adjustment or readjustment as provided in this Article 4, deliver a certificate of the Corporation to the Warrant Agent and to the holders specifying the nature of the event requiring such adjustment or readjustment and the amount of the adjustment or readjustment necessitated thereby and setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based, which certificate shall be supported by a certificate of the Corporation's Auditors verifying such calculation, and the Warrant Agent may act and rely absolutely on the certificate of the Corporation and the Corporation's Auditors.

4.6  Notice of Special Matters

     The Corporation covenants with the Warrant Agent that, so long as any Warrant remains outstanding, it will give notice to the Warrant Agent and to the Warrantholders of its intention to fix the record date for the issuance of rights, options (other than pursuant to any stock option or stock purchase plan in force from time to time for officers, directors, employees or consultants of the Corporation) or warrants (other than the Warrants) to all or substantially all of the holders of its outstanding Common Shares. Such notice shall specify the particulars of such event and the record date for such event, provided that the Corporation shall only be required to specify in the notice such particulars of the event as shall have been fixed and determined on the date on which the notice is given. The notice shall be given in each case not less than 14 days prior to such applicable record date.

4.7  No Action after Notice

     The Corporation covenants with the Warrant Agent that it will not close its transfer books or take any other corporate action which might deprive the holder of a Warrant of the opportunity to exercise its right of acquisition pursuant thereto during the period of fourteen (14) days after the giving of the certificate or notices referred to in Sections 4.5 and 4.6.

4.8  Subscription Rights Adjustment Rules

     The following rules and procedures shall be applicable to adjustments made pursuant to Section 4.1 hereof:

     (a) No adjustment in the Exercise Price shall be required unless such adjustment would result in a change of at least 1% in the Exercise Price then in effect and no adjustment shall be made in the number of Common Shares purchasable on exercise of a Warrant unless it would result in a change of at least one one-hundredth of a share, provided, however, that any adjustments which, except for the provisions of this subsection (2) would otherwise have been required to be made, shall be carried forward and taken into account in any subsequent adjustment.

     (b)  No adjustment in the Exercise  Price shall be made pursuant to section
          4.1 in respect of the issue of Common Shares pursuant to the exercise of any Warrants under the terms of this Indenture or in respect of the issue from time to time as a dividend in the ordinary course of Common Shares to holders of Common Shares who exercise an option or election to receive substantially equivalent dividends in Common Shares in lieu of receiving cash dividends, and any such issue shall be deemed not to be a Share Reorganization or a Special Distribution.

     (c) No adjustment in the Exercise Price or the number of Common Shares purchasable on exercise shall be made in respect of any event described in section 4.1 (other than clauses (c) of subsection (1) thereof) if Warrantholders are entitled to participate in such event on the same terms mutatis mutandis as if Warrantholders had exercised their Warrants prior to or on the effective date or record date of such event.

     (d) If the Corporation shall set a record date to determine the holders of Common Shares for the purpose of entitling them to receive any dividend or distribution or any subscription or purchase rights and shall, thereafter and before the distribution to such shareholders of any such dividend, distribution or subscription or purchase rights, legally abandon its plan to pay or deliver such dividend, distribution or subscription or purchase rights, then no adjustment in the Exercise Price of the number of Common Shares purchasable upon exercise of any Warrant shall be required by reason of the setting of such record date.

     (e) Subject to the rules of this section 4.8, if a dispute shall at any time arise with respect to the operation of the provisions of section 4.1, such dispute shall be exclusively determined by the Corporation's Auditors or, if they are unable or unwilling to act, by such other nationally recognized firm of independent chartered accountants as may be selected by the directors and any such determination shall be binding upon the Corporation and the Warrant Agent and all Warrantholders and Shareholders of the Corporation.

     (f) In case the Corporation after the date hereof shall take any action affecting the Common Shares, other than an action described in Section 4.1, which in the opinion of the directors would materially affect the rights of Warrantholders, the Exercise Price and/or the number of Common Shares purchasable upon exercise shall, subject to regulatory approval, be adjusted in such manner, if any, and at such time and by such action by the directors, in their sole discretion, as they may determine to be equitable in the circumstances. Failure of the taking of action by the directors so as to provide for an adjustment prior to the effective date of any action by the Corporation affecting the Common Shares shall be conclusive evidence that the directors have determined that it is equitable to make no adjustment in the circumstances.

     In any case where the application of section 4.1 results in a decrease of the Exercise Price taking effect immediately after the record date for a specific event, if any Warrants are exercised after that record date and prior to completion of the event, the Corporation may postpone the issuance to the holder of the Warrants of the Common Shares to which it is entitled by reason of the decrease of the Exercise Price but such Common Shares shall be so issued and delivered to that holder upon completion of that event, with the number of such Common Shares calculated on the basis of the Exercise Price on the Exercise Date adjusted for completion of that event, and the Corporation shall within the time period specified in subsection 1(a) of Section 4.1 deliver to the person(s) in whose name(s) the Common Shares are to be issued an appropriate instrument evidencing its or their right to receive such Common Shares.

                                    ARTICLE V
                     RIGHTS OF THE CORPORATION AND COVENANTS

5.1  Optional Purchases by the Corporation

     Subject to compliance with securities legislation and the receipt of any necessary approvals of applicable regulatory authorities, the Corporation may from time to time purchase, by private contract or otherwise, any of the Warrants. Any such purchase shall be made at the lowest price or prices at which, in the opinion of the directors of the Corporation, such Warrants are then obtainable, plus reasonable costs of purchase, and may be made in such manner, from such persons and on such other terms as the Corporation, in its sole discretion, may determine. Any Warrant Certificates representing the Warrants purchased pursuant to this Section 5.1 shall forthwith be delivered to and cancelled by the Warrant Agent. No Warrants shall be issued in replacement thereof.

5.2  General Covenants

     The Corporation covenants with the Warrant Agent that so long as any Warrants remain outstanding:

     (a) it will ensure that the authorized capital of the Corporation is sufficient for the purpose of enabling it to satisfy its obligations to issue Common Shares upon the exercise of the Warrants;

     (b) it will cause the Common Shares and the certificates representing the Common Shares from time to time acquired pursuant to the exercise of the Warrants to be duly issued and delivered in accordance with the Warrant Certificates and the terms hereof;

     (c) all Common Shares which shall be issued upon exercise of the right to acquire provided for herein and in the Warrant Certificates shall be fully paid and non-assessable;

     (d) it will use its best efforts to maintain its corporate existence and carry on its business in the ordinary course and conduct its business in a proper, efficient and businesslike manner and in accordance with good business practice; will keep or cause to be kept proper books of account in accordance with generally accepted accounting practice; and will, if and whenever required in writing by the Warrant Agent, file with the Warrant Agent copies of all annual financial statements and other materials of the Corporation furnished to its shareholders;

     (e) it will use its best efforts to ensure that all Common Shares of the Corporation outstanding or issuable from time to time continue to be or are quoted for trading on The Canadian Dealing Network Inc. and at such time as its Common Shares are listed and posted for trading on The Toronto Stock Exchange, will use its best efforts to ensure that all Common Shares outstanding or issuable from time to time continue to be so listed and posted for trading on such exchange;

     (f) it will use its best efforts to make all requisite filings under applicable Canadian securities legislation including those necessary to remain a reporting issuer not in default in such jurisdictions in which it is presently or in which it becomes a reporting issuer; and

     (g) generally, it will well and truly perform and carry out all of the acts or things to be done by it as provided in this Indenture.

5.3  Warrant Agent's Remuneration and Expenses

     The Corporation covenants that it will pay to the Warrant Agent from time to time reasonable remuneration for its services hereunder and will pay or reimburse the Warrant Agent upon its request, for all reasonable expenses, disbursements and advances incurred or made by the Warrant Agent in the administration or execution of the trusts hereby created (including the reasonable compensation and the disbursements of its counsel and all other advisers and assistants not regularly in its employ), both before any default hereunder and thereafter until all duties of the Warrant Agent hereunder shall be finally and fully performed, except any such expense, disbursement or advance as may arise out of or result from the Warrant Agent's negligence, wilful misconduct or bad faith.

5.4  Securities Qualification Requirements

     (a) If, in the opinion of counsel, any prospectus or registration statement is required to be filed with or any permission is required to be obtained from any governmental authority in Canada or any other step is required under any federal or provincial law of Canada before any Common Shares which a Warrantholder is entitled to purchase pursuant to his Warrant may properly and legally be issued upon due exercise thereof, the Corporation covenants that it will take such action so required.

     (b) The Corporation will give notice of the issue of Common Shares pursuant to the exercise of Warrants, if required, and in such detail as may be required, to each securities commission or similar regulatory authority in each jurisdiction in Canada in which there is legislation or regulation permitting or requiring the giving of any such notice in order that such issue of Common Shares and the subsequent disposition of the Common Shares so issued will not be subject to the prospectus qualification requirements of such legislation or regulation.

5.5  Performance of Covenants by Warrant Agent

     If the Corporation shall fail to perform any of its covenants contained in this Indenture, the Warrant Agent may notify the Warrantholders of such failure on the part of the Corporation or may itself perform any of the covenants capable of being performed by it but, subject to Section 9.2, shall be under no obligation to perform such covenants or to notify the Warrantholders of such performance by it. All sums expended or advanced by the Warrant Agent in so doing shall be repayable as provided in Section 5.3. No such performance, expenditure or advance by the Warrant Agent shall relieve the Corporation of any default hereunder or of its continuing obligations under the covenants contained in this Indenture.

                                   ARTICLE VI
                                   ENFORCEMENT

6.1  Suits by Warrantholders

     All or any of the rights conferred upon any Warrantholder by any of the terms of the Warrant Certificates or of this Indenture, or of both, may, subject to Section 7.10 of this Indenture, be enforced by the Warrantholder by appropriate proceedings, but without prejudice to the right which is hereby conferred upon the Warrant Agent to proceed in its own name to enforce each and all of the provisions herein contained for the benefit of the Warrantholders.

6.2  Immunity of Shareholders, etc.

     (a) The Warrant Agent and, by the acceptance of the Warrant Certificates and as part of the consideration for the issue of the Warrants, the Warrantholders, hereby, waive and release any right, cause of action or remedy now or hereafter existing in any jurisdiction against any incorporator or any past, present or future shareholder, director, officer, employee or agent of the Corporation or any successor Corporation (as defined in Section 8.2) on any covenant, agreement, representation or warranty by the Corporation contained in this Indenture or in the Warrant Certificates.

     (b) The obligations hereunder are not personally binding upon, nor shall resort hereunder be had to, the private property of any of the past, present or future directors or shareholders of the Corporation or any successor Corporation or any of the past, present or future officers, employees or agents of the Corporation or any successor Corporation, but only the property of the Corporation or any successor Corporation shall be bound in respect hereof.

6.3  Waiver of Default

     Upon the happening of any default hereunder:

     (a) the holders of not less than sixty-six percent (66%) of the Warrants then outstanding shall have the power, by notice in writing, to instruct the Warrant Agent to waive any default hereunder and the Warrant Agent shall upon receipt of any such notice waive the default upon such terms and conditions as shall be prescribed in such notice; or

     (b) the Warrant Agent shall have power to waive any default hereunder upon such terms and conditions as the Warrant Agent may deem advisable, if, in the Warrant Agent's opinion, the same shall have been cured or adequate provision made therefor;

provided that no delay or omission of the Warrant Agent or of the Warrantholders to exercise any right or power accruing upon any default shall impair any such right or power or shall be construed to be a waiver of any such default or acquiescence therein and provided further that no act or omission either of the Warrant Agent or of the Warrantholders in the premises shall extend to or be taken in any manner whatsoever to affect any subsequent default hereunder or the rights resulting therefrom.

                                   ARTICLE VII
                           MEETINGS OF WARRANTHOLDERS

7.1  Right to Convene Meetings

     The Warrant Agent may at any time, from time to time, and shall on receipt of a written request of the Corporation or of a Warrantholders' Request and upon being indemnified and funded to its reasonable satisfaction by the Corporation or by the Warrantholders who signed such Warrantholders' Request against the costs which may be incurred in connection with the calling and holding of such meeting, call and convene a meeting of the Warrantholders. In the event of the Warrant Agent failing to so call a meeting within seven days after receipt of such written request of the Corporation or such Warrantholders' Request and indemnity and funding given as aforesaid, the Corporation or the Warrantholders who signed such Warrantholders' Request, as the case may be, may call and convene such meeting. Every such meeting shall be held in the City of Toronto or at such other place as may be approved or determined by the Warrant Agent.

7.2  Notice

     At least 30 days' prior notice of any meeting of Warrantholders shall be given to the Warrantholders in the manner provided for in Section 10.2 and a copy of such notice shall be sent by mail to the Warrant Agent (unless the meeting has been called by the Warrant Agent) and to the Corporation (unless the meeting has been called by the Corporation). Such notice shall state the time when and the place where the meeting is to be held, shall state briefly the general nature of the business to be transacted thereat and shall contain such information as is reasonably necessary to enable the Warrantholders to make a reasoned decision on the matter or matters to be brought before the meeting, but it shall not be necessary for any such notice to set out the terms of any resolution to be proposed or any of the provisions of this Article 7.

7.3  Chairman

     An individual (who need not be a Warrantholder) designated in writing by the Warrant Agent shall be chairman of any meeting of Warrantholders and if no individual is so designated, or if the individual so designated is not present within 15 minutes from the time fixed for the holding of the meeting, the Warrantholders present in person or by proxy shall choose some individual present to be chairman.

7.4  Quorum

     Subject to the provisions of Section 7.11, at any meeting of the Warrantholders a quorum shall consist of Warrantholders present in person or by proxy and holding at least 10% of the aggregate number of the then outstanding Special Warrants, provided that at least two persons entitled to vote thereat are personally present. If a quorum of the Warrantholders shall not be present within 30 minutes from the time fixed for holding any meeting, the meeting, if summoned by the Warrantholders or on a Warrantholders' Request, shall be dissolved; but in any other case the meeting shall be adjourned to the same day in the next week (unless such day is not a Business Day, in which case it shall be adjourned to the next following Business Day) at the same time and place and no notice of the adjournment need be given. Any business may be brought before or dealt with at an adjourned meeting which might have been dealt with at the original meeting in accordance with the notice calling the same. No business shall be transacted at any meeting of Warrantholders unless a quorum is present at the commencement of the meeting. At the adjourned meeting any one Warrantholder present in person or by proxy shall form a quorum and may transact the business for which the meeting was originally convened, notwithstanding that the Warrantholder or Warrantholders, as the case may be, present may not hold at least 10% of the aggregate number of the then outstanding Warrants.

7.5  Power to Adjourn

     The chairman of any meeting of Warrantholders at which a quorum of the Warrantholders is present may, with the consent of the meeting, adjourn any such meeting, and no notice of such adjournment need be given except such notice, if any, as the meeting may prescribe.

7.6  Show of Hands

     Every question submitted to a meeting of Warrantholders shall be decided in the first place by a majority of the votes given on a show of hands except that votes on an extraordinary resolution shall be given in the manner hereinafter provided. At any such meeting, unless a poll is duly demanded as herein provided, a declaration by the chairman that a resolution has been carried or carried unanimously or by a particular majority or lost or not carried by a particular majority shall be conclusive evidence of the fact.

7.7  Poll and Voting

     (a) On every extraordinary resolution, and on any other question submitted to a meeting of Warrantholders and after a vote by show of hands when demanded by the chairman or by one or more of the Warrantholders acting in person or by proxy and holding at least 5% of the aggregate number of Warrants then outstanding, a poll shall be taken in such manner as the chairman shall direct. Questions other than those required to be determined by extraordinary resolution shall be decided by a majority of the votes cast on the poll.

     (b) On a show of hands, every person who is present and entitled to vote, whether as a Warrantholder or as proxy for one or more absent Warrantholders, or both, shall have one vote. On a poll, each Warrantholder present in person or represented by a proxy duly appointed by instrument in writing shall be entitled to one vote in respect of each Warrant then held or represented by him. A proxy need not be a Warrantholder. The chairman of any meeting shall be entitled, both on a show of hands and on a poll, to vote in respect of the Warrants, if any, held or represented by him.

7.8  Regulations

     The Warrant Agent, or the Corporation with the approval of the Warrant Agent, may from time to time make and from time to time vary such regulations as it shall think fit for:

     (a) the setting of the record date for a meeting of Warrantholders for the purpose of determining Warrantholders entitled to receive notice of and to vote at the meeting;

     (b) the issue of voting certificates by any bank, trust company or other depositary satisfactory to the Warrant Agent stating that the Warrant Certificates specified therein have been deposited with it by a named person and will remain on deposit until after the meeting, which voting certificate shall entitle the persons named therein to be present and vote at any such meeting and at any adjournment thereof or to appoint a proxy or proxies to represent them and vote for them at any such meeting and at any adjournment thereof in the same manner and with the same effect as though the persons so named in such voting certificates were the actual bearers of the Warrant Certificates specified therein;

     (c) the deposit of voting certificates and instruments appointing proxies at such place and time as the Warrant Agent, the Corporation or the Warrantholders convening the meeting, as the case may be, may in the notice convening the meeting direct;

     (d) the deposit of voting certificates and instruments appointing proxies at some approved place or places other than the place at which the meeting is to be held and enabling particulars of such instruments appointing proxies to be mailed, cabled or telegraphed or sent by other means of prepaid, transmitted, recorded communication before the meeting to the Corporation or to the Warrant Agent at the place where the meeting is to be held and for the voting of proxies so deposited as though the instruments themselves were produced at the meeting;

     (e)  the form of the instrument of proxy; and

     (f) generally for the calling of meetings of Warrantholders and the conduct of business thereat.

Any regulations so made shall be binding and effective and the votes given in accordance therewith shall be valid and shall be counted. Except as such regulations may provide, the only persons who shall be recognized at any meeting as a Warrantholder, or be entitled to vote or be present at the meeting in respect thereof (subject to Section 7.9), shall be Warrantholders or their counsel, or proxies of Warrantholders.

7.9  Corporation and Warrant Agent May be Represented

     The Corporation and the Warrant Agent, by their respective directors, officers, and employees and the counsel for the Corporation and for the Warrant Agent may attend any meeting of the Warrantholders, but shall have no vote as such, unless in their capacity as a Warrantholder.

7.10 Powers Exercisable by Extraordinary Resolution

     In addition to all other powers conferred upon them by any other provisions of this Indenture or by law, the Warrantholders at a meeting shall, subject to the provisions of Section 7.11, have the power, exercisable from time to time by extraordinary resolution:

     (a) to agree to any modification, abrogation, alteration, compromise or arrangement of the rights of Warrantholders or the Warrant Agent in its capacity as Warrant Agent hereunder or on behalf of the Warrantholders against the Corporation whether such rights arise under this Indenture or the Warrant Certificates or otherwise;

     (b) to amend, alter or repeal any extraordinary resolution previously passed or sanctioned by the Warrantholders;

     (c) to direct or to authorize the Warrant Agent, subject to funding and indemnity, to enforce any of the covenants on the part of the Corporation contained in this Indenture or the Warrant Certificates or to enforce any of the rights of the Warrantholders in any manner specified in such extraordinary resolution or to refrain from enforcing any such covenant or right;

     (d) to waive, and to direct the Warrant Agent to waive, any default on the part of the Corporation in complying with any provisions of this Indenture or the Warrant Certificates either unconditionally or upon any conditions specified in such extraordinary resolution;

     (e) to restrain any Warrantholder from taking or instituting any suit, action or proceeding against the Corporation for the enforcement of any of the covenants on the part of the Corporation contained in this Indenture or the Warrant Certificates or to enforce any of the rights of the Warrantholders;

     (f) to direct any Warrantholder who, as such, has brought any suit, action or proceeding to stay or to discontinue or otherwise to deal with the same upon payment of the costs, charges and expenses reasonably and properly incurred by such Warrantholder in connection therewith;

     (g) to assent to any change in or omission from the provisions contained in the Warrant Certificates or this Indenture, including any amendment to the Expiry Time, or any ancillary or supplemental instrument which may be agreed to by the Corporation, and to authorize the Warrant Agent to concur in and execute any ancillary or supplemental indenture embodying the change or omission;

     (h) to remove the Warrant Agent or its successor in office and to appoint a new Warrant Agent or Warrant Agents to take the place of the Warrant Agent so removed;

     (i) to assent to any compromise or arrangement with any creditor or creditors or any class or classes of creditors, whether secured or otherwise, and with holders of any shares or other securities of the Corporation; and

     (j) to amend, alter or repeal any extraordinary resolution previously passed by the Warrantholders.

7.11 Meaning of Extraordinary Resolution

     (a) The expression "extraordinary resolution" when used in this Indenture means, subject to as hereinafter provided in this Section 7.11 and in
          Section 7.14, a resolution proposed at a meeting of Warrantholders duly convened for that purpose and held in accordance with the provisions of this Article 7, at which there are present in person or by proxy Warrantholders holding at least 25% of the aggregate number of the then outstanding Warrants and passed by the affirmative votes of Warrantholders holding not less than 66 2/3% of the aggregate number of the then outstanding Warrants represented at the meeting and voted on the poll upon such resolution.

     (b) If, at the meeting of Warrantholders at which an extraordinary resolution is to be considered, Warrantholders holding at least 25% of the aggregate number of the then outstanding Warrants are not present in person or by proxy within 30 minutes after the time appointed for the meeting, then the meeting, if convened by Warrantholders or on a Warrantholders' Request, shall be dissolved, but in any other case it shall stand adjourned to such day, being not less than 15 or more than 60 days later, and to such place and time as may be determined by the chairman. Not less than 10 days' prior notice shall be given of the time and place of such adjourned meeting in the manner provided for in
          Section 10.2. Such notice shall state that at the adjourned meeting the Warrantholders present in person or by proxy shall form a quorum but it shall not be necessary to set forth the purposes for which the meeting was originally called or any other particulars. At the adjourned meeting the Warrantholders present in person or by proxy shall form a quorum and may transact the business for which the meeting was originally convened and a resolution proposed at such adjourned meeting and passed by the requisite vote as provided in subsection 7.11(a) shall be an "extraordinary resolution" within the meaning of this Indenture notwithstanding that Warrantholders holding at least 25% of the aggregate number of the then outstanding Warrants are not present in person or by proxy at such adjourned meeting.

     (c) Votes on an extraordinary resolution shall always be given on a poll and no demand for a poll on an extraordinary resolution shall be necessary.

7.12 Powers Cumulative

     Any one or more of the powers or any combination of the powers in this Indenture stated to be exercisable by the Warrantholders by extraordinary resolution or otherwise may be exercised from time to time and the exercise of any one or more of such powers or any combination of powers from time to time shall not be deemed to exhaust the right of the Warrantholders to exercise such power or powers or combination of powers then or thereafter from time to time.

7.13 Minutes

     Minutes of all resolutions and proceedings at every meeting of Warrantholders shall be made and duly entered in books to be provided from time to time for that purpose by the Warrant Agent at the expense of the Corporation, and any such minutes as aforesaid, if signed by the chairman or the secretary of the meeting at which such resolutions were passed or proceedings taken, shall be prima facie evidence of the matters therein stated and, until the contrary is proved, every such meeting in respect of the proceedings of which minutes shall have been made shall be deemed to have been duly convened and held, and all resolutions passed thereat or proceedings taken shall be deemed to have been duly passed and taken.

7.14 Instruments in Writing

     All actions which may be taken and all powers that may be exercised by the Warrantholders at a meeting held as provided in this Article 7 may also be taken and exercised by Warrantholders holding at least 66 2/3% of the aggregate number of the then outstanding Warrants by an instrument in writing signed in one or more counterparts by such Warrantholders in person or by attorney duly appointed in writing, and the expression "extraordinary resolution" when used in this Indenture shall include an instrument so signed.

7.15 Binding Effect of Resolutions

     Every resolution and every extraordinary resolution passed in accordance with the provisions of this Article 7 at a meeting of Warrantholders shall be binding upon all of the Warrantholders, whether present at or absent from such meeting, and every instrument in writing signed by Warrantholders in accordance with Section 7.14 shall be binding upon all of the Warrantholders, whether signatories thereto or not, and each and every Warrantholder and the Warrant Agent (subject to the provisions for indemnity herein contained) shall be bound to give effect accordingly to every such resolution and instrument in writing.

7.16 Holdings by Corporation or Subsidiaries Disregarded

     In determining whether Warrantholders holding the required number of Warrants are present at a meeting of Warrantholders for the purpose of determining a quorum or have concurred in any consent, waiver, extraordinary resolution, Warrantholders' Request or other action under this Indenture, Warrants owned legally or beneficially by the Corporation or any Subsidiary of the Corporation shall be disregarded in accordance with the provisions of
Section 10.7.

                                  ARTICLE VIII
                             SUPPLEMENTAL INDENTURES

8.1  Provision for Supplemental Indentures for Certain Purposes

     From time to time the Corporation (when authorized by action of the directors) and the Warrant Agent, may, subject to the provisions hereof, and they shall, when so directed in accordance with the provisions hereof, execute and deliver by their proper officers, indentures or instruments supplemental hereto, which thereafter shall form part hereof, for any one or more or all of the following purposes:

     (a) setting forth any adjustments resulting from the application of the provisions of Article 4;

     (b) adding to the provisions hereof such additional covenants and enforcement provisions as, in the opinion of Counsel, are necessary or advisable in the circumstances, provided that the same are not in the opinion of the Warrant Agent and counsel prejudicial to the interests of the Warrantholders;

     (c)  giving effect to any  extraordinary  resolution  passed as provided in
          Article 7;

     (d) adding to, deleting or altering the provisions hereof in respect of the transfer of Warrants, making provision for the exchange of Warrant Certificates, and making any modification in the form of the Warrant Certificates which, in each case, does not affect the substance thereof;

     (e) modifying any of the provisions of this Indenture, including relieving the Corporation from any of the obligations, conditions or restrictions herein contained, provided that such modification or relief shall be or become operative or effective only if, in the opinion of the Warrant Agent, and in the opinion of counsel, such modification or relief in no way prejudices any of the rights of the Warrantholders or of the Warrant Agent, and provided further that the Warrant Agent may in its sole discretion decline to enter into any such supplemental indenture which in its opinion may not afford adequate protection to the Warrant Agent when the same shall become operative;

     (f) making such provisions not inconsistent with this Indenture as may be necessary or desirable with respect to matters or questions arising hereunder or for the purpose of obtaining a listing or quotation of the Warrants on any stock exchange, provided that such provisions are not, in the opinion of the Warrant Agent, and in the opinion of counsel, prejudicial to the interests of the Warrantholders; and

     (g) for any other purpose not inconsistent with the terms of this Indenture, including the correction or rectification of any ambiguities, defective or inconsistent provisions, errors, mistakes or omissions herein, provided that in the opinion of the Warrant Agent, and in the opinion of counsel, the rights of the Warrant Agent and of the Warrantholders are in no way prejudiced thereby.

Copies of any such amendments shall be given to each Warrantholder.

8.2  Successor Corporations

     In the case of the consolidation, amalgamation, merger or transfer of the undertaking or assets of the Corporation as an entirety or substantially as an entirety to another corporation ("successor Corporation"), the successor Corporation resulting from such amalgamation, merger or transfer (if not the Corporation) shall expressly assume, by supplemental indenture satisfactory in form to the Warrant Agent and executed and delivered to the Warrant Agent, the due and punctual performance and observance of each and every covenant and condition of this Indenture to be performed and observed by the Corporation.

                                   ARTICLE IX
                          CONCERNING THE WARRANT AGENT

9.1  Legislation

     (a) If and to the extent that any provision of this Indenture limits, qualifies or conflicts with a mandatory requirement of Applicable Legislation, such mandatory requirement shall prevail.

     (b) The Corporation and the Warrant Agent agree that each will, at all times in relation to this Indenture and any action to be taken hereunder, observe and comply with and be entitled to the benefits of Applicable Legislation.

9.2  Rights and Duties of Warrant Agent

     (a) In the exercise of the rights and duties prescribed or conferred by the terms of this Indenture, the Warrant Agent shall act honestly and in good faith with a view to the best interests of the Warrantholders and shall exercise that degree of care, diligence and skill that a reasonably prudent Warrant Agent would exercise in comparable circumstances. No provision of this Indenture shall be construed to relieve the Warrant Agent from liability for its own negligent action, its own negligent failure to act, or its own wilful misconduct or bad faith.

     (b) The obligation of the Warrant Agent to commence any act, action or proceeding for the purpose of enforcing any rights of the Warrant Agent or the Warrantholders hereunder shall be conditional upon (i) the Warrant Agent receiving a Warrantholders' Request to commence such act, action or proceeding and (ii) the Warrantholders furnishing, when required from time to time by a notice of the Warrant Agent, sufficient funds to commence and to continue such act, action or proceeding and an indemnity reasonably satisfactory to the Warrant Agent to protect and to hold harmless the Warrant Agent against the costs, charges and expenses and liabilities to be incurred thereby and any loss and damage it may suffer by reason thereof.

     (c) None of the provisions contained in this Indenture shall require the Warrant Agent to expend or to risk its own funds or otherwise to incur financial liability in the performance of any of its duties or in the exercise of any of its rights or powers unless indemnified as aforesaid.

     (d) The Warrant Agent may, before commencing or at any time during the continuance of any such act, action or proceeding, require the Warrantholders, at whose instance it is acting, to deposit with the Warrant Agent the Warrants held by them, for which Warrants the Warrant Agent shall issue recepits.

     (e) Every provision of this Indenture that by its terms relieves the Warrant Agent of liability or entitles it to rely upon any evidence submitted to it is subject to the provisions of Applicable Legislation, to this Section 9.2 and to Section 9.3.

     (f) The Warrant Agent shall not be bound to give any notice or do or take any act, action or proceeding by virtue of the powers conferred on it hereby unless and until it shall have been required so to do under the terms hereof; nor shall the Warrant Agent be required to take notice of any default hereunder, unless and until notified in writing of such default, which notice shall distinctly specify the default desired to be brought to the attention of the Warrant Agent and in the absence of any such notice the Warrant Agent may for all purposes of this Indenture conclusively assume that no default has been made in the observance or performance of any of the representations, warranties, covenants, agreements or conditions contained herein. Any such notice shall in no way limit any discretion herein given the Warrant Agent to determine whether or not the Warrant Agent shall take action with respect to any default.

9.3  Evidence, Experts and Advisers

     (a) In addition to the reports, certificates, opinions and other evidence required by this Indenture, the Corporation shall furnish to the Warrant Agent such additional evidence of compliance with any provision hereof in such form as may be prescribed by Applicable Legislation or as the Warrant Agent may reasonably require by `written notice to the Corporation.

     (b) In the exercise of its rights and duties hereunder, the Warrant Agent may, if it is acting in good faith, act and rely as to the truth of the statements and the accuracy of the opinions expressed in statutory declarations, opinions, reports, written requests, consents, or orders of the Corporation, certificates of the Corporation or other evidence furnished to the Warrant Agent pursuant to a request of the Warrant Agent, provided that such evidence complies with Applicable Legislation and that the Warrant Agent complies with Applicable Legislation and that the Warrant Agent examines the same and determines that such evidence complies with the applicable requirements of this Indenture.

     (c) Whenever it is provided in this Indenture or under Applicable Legislation that the Corporation shall deposit with the Warrant Agent resolutions, certificates, reports, opinions, requests, orders or other documents, it is intended that the truth and accuracy on the effective date thereof and the facts and opinions stated in all such documents so deposited shall, in each and every such case, be conditions precedent to the right of the Corporation to have the Warrant Agent take the action to be based thereon.

     (d) Proof of the execution of an instrument in writing, including a Warrantholders' Request, by any Warrantholder may be made by the certificate of a notary public, or other officer with similar powers, stating that the person signing such instrument acknowledged to it the execution thereof, or by an affidavit of a witness to such execution or in any other manner which the Warrant Agent may consider adequate.

     (e) The Warrant Agent may employ or retain such Counsel, accountants, appraisers or other experts or advisers as it may reasonably require for the purpose of discharging its duties hereunder and may pay reasonable remuneration for all services so performed by any of them, without taxation of costs of any Counsel, and shall not be responsible for any misconduct or negligence on the part of any such experts or advisers who have been appointed with due care by the Warrant Agent. Any remuneration so paid by the Warrant Agent shall be repaid to the Warrant Agent by the Corporation in accordance with section 5.3.

9.4  Documents, Monies, etc. Held by Warrant Agent

     Any securities, documents of title or other instruments that may at any time be held by the Warrant Agent may be placed in the deposit vaults of the Warrant Agent or of any Canadian chartered bank or trust company or deposited for safekeeping with any such bank or trust company. Unless otherwise expressly provided herein, any monies so held, pending the application or withdrawal thereof under any provisions of this Indenture, may be deposited in the name of the Warrant Agent in any Canadian chartered bank or trust company at the rate of interest (if any) then current on similar deposits or may be deposited in such institutions or invested in such securities as the Corporation may consent to. All interest or other income received by the Warrant Agent in respect of such deposits and investments shall belong to the Warrantholders or the Corporation, as provided for herein.

9.5  Actions by Warrant Agent to Protect Interest

     The Warrant Agent shall have power to institute and to maintain such actions and proceedings as it may consider necessary or expedient to preserve, protect or enforce its interests and the interests of the Warrantholders.

9.6  Warrant Agent Not Required to Give Security

     The Warrant Agent shall not be required to give any bond or security in respect of the execution of this Indenture or otherwise in respect of the premises.

9.7  Protection of Warrant Agent

     Except as provided in Section 9.2, by way of supplement to the provisions of any law for the time being relating to Warrant Agents, it is expressly declared and agreed that the Warrant Agent shall not:

     (a) be liable for or by reason of any statements of fact or recitals in this Indenture or in the Warrant Certificates (except the representation contained in Section 9.9 or in the certificate of the Warrant Agent on the Warrant Certificates) or be required to verify the same, but all such statements (other than those relating specifically to the Warrant Agent) or recitals are and shall be deemed to be made by the Corporation;

     (b) be bound to give notice to any person or persons of the execution hereof;

     (c) incur any liability or responsibility whatsoever, or be in any way responsible, for the consequence of any breach on the part of the Corporation of any of the covenants herein contained or of any acts of any directors, officers, employees, agents or servants of the Corporation;

     (d) at any time be under any duty or responsibility to any Warrantholder to determine whether any facts exist which may require any adjustment contemplated by Section 4.1, or with respect to the nature or extent of any such adjustment when made, or with respect to the method employed in making the same;

     (e) be accountable with respect to the validity or value (or the kind or amount) of any Common Shares or of any shares or other securities or property which may at any time be issued or delivered upon the exercise of the rights attaching to any Warrant;

     (f) be responsible for any failure of the Corporation to issue, transfer or deliver Common Shares or certificates representing Common Shares upon the surrender of any Warrants for the purpose of the exercise of such rights or to comply with any of the covenants contained in
          Article 4;

     (g) have any duties except those which are expressly set forth herein, and it shall not be bound by any notice of a claim or demand with respect to, or any waiver, modification, amendment, termination or rescission of this Indenture, unless received by it in writing, and signed by the parties hereto and if its duties herein are affected, unless it shall have given its prior written consent thereto;

     (h) be liable for any error in judgment or for any act done or step taken or omitted by it in good faith or for any mistake, in fact or law, or for anything which it may do or refrain from doing in connection herewith except arising out of its own negligence or wilful misconduct; and

     (i) incur any liability with respect to the delivery of non-delivery of any certificate or certificates whether delivered by hand, mail or any other means.

9.8  Replacement of Warrant Agent; Successor by Merger

     (a) The Warrant Agent may resign its trust and be discharged from all further duties and liabilities hereunder, subject to this Section 9.8, by giving to the Corporation not less than 30 days prior notice in writing or such shorter prior notice as the Corporation may accept as sufficient. The Warrantholders by extraordinary resolution shall have power at any time to remove the existing Warrant Agent and to appoint a new Warrant Agent. In the event of the Warrant Agent resigning or being removed as aforesaid or being dissolved, becoming bankrupt, going into liquidation or otherwise becoming incapable of acting hereunder, the Corporation shall forthwith appoint a new Warrant Agent unless a new Warrant Agent has already been appointed by the Warrantholders; failing such appointment by the Corporation, the retiring Warrant Agent or any Warrantholder may apply to a justice of the Ontario Court of Justice (General Division) on such notice as such justice may direct, for the appointment of a new Warrant Agent; but any new Warrant Agent so appointed by the Corporation or by the Court shall be subject to removal as aforesaid by the Warrantholders. Any new Warrant Agent appointed under this Section 9.8 shall be a corporation authorized to carry on the business of a trust company in the Province of Ontario and, if required by the Applicable Legislation of any other provinces, in such other provinces. On any such appointment the new Warrant Agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named herein as Warrant Agent under this Indenture.

     (b) The Warrant Agent upon payment of its outstanding remuneration and expenses shall execute and deliver to its successor an appropriate instrument transferring to the new warrant agent all rights and powers of the Warrant Agent hereunder, and all securities, documents or other instruments and all property held by the Warrant Agent hereunder.

     (c) Upon the appointment of a successor Warrant Agent, the Corporation shall promptly notify the Warrantholders thereof in the manner provided for in Section 10.2.

     (d) Any corporation into or with which the Warrant Agent may be merged, consolidated or amalgamated, or any corporation resulting therefrom to which the Warrant Agent shall be a party, or any corporation succeeding to the business of the Warrant Agent shall be the successor to the Warrant Agent hereunder without any further act on its part or any of the parties hereto, provided that such corporation would be eligible for appointment as a successor Warrant Agent under subsection 9.8(a).

     (e) Any Warrant Certificates certified but not delivered by a predecessor warrant agent may be certified by the successor warrant agent in the name of the predecessor or successor warrant agent.

9.9  Conflict of Interest

     (a) The Warrant Agent represents to the Corporation that at the time of execution and delivery hereof no material conflict of interest exists between its role as a Warrant Agent hereunder and its role in any other capacity and agrees that in the event of a material conflict of interest arising hereafter it will, within 90 days after ascertaining that it has such material conflict of interest, either eliminate the same or assign its rights and obligations hereunder to a successor Warrant Agent approved by the Corporation and meeting the requirements set forth in subsection 9.8(a). Notwithstanding the foregoing provisions of this subsection 9.9(a), if any such material conflict of interest exists or hereafter shall exist, the validity and enforceability of this Indenture and the Warrant Certificates shall not be affected in any manner whatsoever by reason thereof.

     (b) The Warrant Agent, in its personal or any other capacity, may buy, lend upon and deal in securities of the Corporation and generally may contract and enter into financial transactions with the Corporation or any Subsidiary of the Corporation without being liable to account for any profit made thereby.

9.10 Acceptance of Obligation

     The Warrant Agent hereby accepts the obligations declared and provided for in this Indenture and agrees to perform the same upon the terms and conditions herein set forth.

9.11 Warrant Agent Not to be Appointed Receiver

     The Warrant Agent and any person related to the Warrant Agent shall not be appointed a receiver, a receiver and manager or liquidator of all or any part of the assets or undertaking of the Corporation.

9.12 The Corporation hereby indemnifies and saves harmless the Warrant Agent and its directors, officers and employees of and from any and all liabilities, losses, costs, suits, claims and demands whatsoever arising directly or indirectly out of the performance of its duties hereunder or any failure to act hereunder, save only in the event of negligence or wilful misconduct on the part of the Warrant Agent. It is understood and agreed that this indemnification will survive the termination or discharge of this Indenture or the resignation or replacement of the Warrant Agent.


                                    ARTICLE X
                                     GENERAL

10.1 Notice to the Corporation and the Warrant Agent

     (a) Unless herein otherwise expressly provided, any notice to be given hereunder to the Corporation or the Warrant Agent shall be deemed to be validly given if delivered, sent by registered letter, postage prepaid or faxed:

          If to the Corporation:

          Champion Communication Services, Inc.
          1610 Woodstead Court, #330
          The Woodlands Texas, U.S.A. 77380

          Attention: Albert F. Richmond, Chairman and Chief Executive Officer
          -------------------------------------------------------------------

          Telephone:        (713) 362-0144
          Fax:              (713) 364-1603


          If to the Warrant Agent:

          Equity Transfer Services, Inc.
          The Richmond Adelaide Centre
          120 Adelaide Street West, Suite 800
          Toronto, Ontario M5H 3V1

          Attention: President
          --------------------

          Telephone:        (416) 361-0152
          Fax:              (416) 361-0470

          and any such notice delivered or faxed in accordance with the foregoing shall be deemed to have been received, if delivered, on the date of delivery, or, if faxed, on the Business Day following the date it was faxed, or, if mailed, on the third Business Day following the date of the postmark on such notice.

     (b) The Corporation or the Warrant Agent, as the case may be, may from time to time notify the other in the manner provided in subsection 10.1(a) of a change of address which, from the effective date of such notice and until changed by like notice, shall be the address of the Corporation or the Warrant Agent, as the case may be, for all purposes of this Indenture.

     (c) If, by reason of a strike, lockout or other work stoppage, actual or threatened, involving postal employees, any notice to be given to the Warrant Agent or to the Corporation hereunder could reasonably be considered unlikely to reach its destination, such notice shall be valid and effective only if it is delivered or faxed to the named officer of the party to which it is addressed.

10.2 Notice to Warrantholders

     (a) Unless otherwise provided herein, any notice to the Warrantholders under the provisions of this Indenture shall be valid and effective if faxed, sent by registered letter, postage prepaid or delivered addressed to such holders at their addresses appearing on the register referred to above and shall be deemed to have been effectively given on the date of delivery or, if mailed, on the date that is three Business Days following actual posting of the notice or, if faxed, on the next Business Day following the date of transmission provided that its contents are transmitted and received completely and accurately.

     (b) If, by reason of a strike, lockout or other work stoppage, actual or threatened, involving postal employees, any notice to be given to the Warrantholders hereunder could reasonably be considered unlikely to reach its destination, such notice shall be valid and effective only if it is delivered personally to such Warrantholders or if delivered to the address for such Warrantholders contained in the register of Warrants maintained by the Warrant Agent, by telex, fax or other means of prepaid transmitted and recorded communication.

10.3 Evidence of Ownership

     (a) Upon receipt of a certificate of any bank, trust company or other depositary satisfactory to the Warrant Agent stating that the Warrants specified therein have been deposited by a named person with such bank, trust company or other depositary and will remain so deposited until the expiry of the period specified therein, the Corporation and the Warrant Agent may treat the person so named as the owner, and such certificate as sufficient evidence of the ownership by such person of such Warrant during such period, for the purpose of any requisition, direction, consent, instrument or other document to be made, signed or given by the holder of the Warrant so deposited.

     (b) The Corporation and the Warrant Agent may accept as sufficient evidence of the fact and date of the signing of any requisition, direction, consent, instrument or other document by any person, (i) the signature of any officer of any bank, trust company, or other depositary satisfactory to the Warrant Agent as witness of such execution, (ii) the certificate of any notary public or other officer authorized to take acknowledgments of deeds to be recorded at the
          place  where  such   certificate  is  made  that  the  person  signing
          acknowledged to him the execution thereof, (iii) a satisfactory declaration of a witness of such execution, or (iv) any other documentation satisfactory to the Warrant Agent and the Corporation.

10.4 Counterparts

     This Indenture may be executed in several counterparts, each of which when so executed shall be deemed to be an original and such counterparts together shall constitute one and the same instrument and notwithstanding their date of execution they shall be deemed to be executed as of the date hereof.

10.5 Satisfaction and Discharge of Indenture

     Upon the earlier of:

     (a) the date by which there shall have been delivered to the Warrant Agent for exercise or destruction all Warrant Certificates theretofore certified hereunder; or

     (b)  the Expiry Time of the Warrants;

and, if all certificates representing Common Shares required to be issued have been issued and delivered, this Indenture shall cease to be of force or effect and the Warrant Agent, on demand of and at the cost and expense of the Corporation and upon delivery to the Warrant Agent of a certificate of the

Corporation stating that all conditions precedent to the satisfaction and discharge of this Indenture have been complied with, shall execute proper instruments acknowledging satisfaction of and discharging this Indenture. Notwithstanding the foregoing, the indemnities provided to the Warrant Agent by the Corporation hereunder shall remain in full force and effect and survive the termination of this Indenture.

10.6 Provisions of Indenture and Warrants for the Sole Benefit of Parties and Warrantholders

     Nothing in this Indenture or in the Warrant Certificates, express or implied, shall give or be construed to give to any person other than the parties hereto and the Warrantholders, as the case may be, any legal or equitable right, remedy or claim under this Indenture, or under any covenant or provision herein or therein contained, all such covenants and provisions being for the sole benefit of the parties hereto and the Warrantholders.

10.7 Warrants Owned by the Corporation or its Subsidiaries - Certificate to be Provided

     For the purpose of disregarding any Warrants owned legally or beneficially by the Corporation or any Subsidiary of the Corporation in Section 7.16, the Corporation shall provide to the Warrant Agent, from time to time, a certificate of the Corporation setting forth, as at the date of such certificate:

     (a) the names (other than the name of the Corporation) of the registered holders of Warrants which, to the knowledge of the Corporation, are owned by or held for the account of the Corporation or any Subsidiary of the Corporation; and

     (b)  the  number  of  Warrants  owned  legally  or   beneficially   by  the
          Corporation or any Subsidiary of the Corporation;

and the Warrant Agent, in making the computations in Section 7.16, shall be entitled to act and rely on such certificate without any additional evidence.

10.8 Ownership and Transfer of Warrants

     The Corporation and the Warrant Agent may deem and treat the registered holder of any Warrant Certificate as the absolute owner of the Warrants represented thereby for all purposes, and the Corporation and the Warrant Agent shall not be affected by any notice or knowledge to the contrary except where the Corporation or the Warrant Agent is required to take notice by statute or by order of a court of competent jurisdiction. A Warrantholder shall be entitled to the rights evidenced by such Warrant Certificate free from all equities or rights of set off or counterclaim between the Corporation and the original or any intermediate holder thereof and all persons may act accordingly and the receipt of any such Warrantholder for the Common Shares purchasable pursuant thereto shall be a good discharge to the Corporation and the Warrant Agent for the same, and neither the Corporation nor the Warrant Agent shall be bound to inquire into the title of any such holder except where the Corporation or the Warrant Agent is required to take notice by statute or by order of a court of competent jurisdiction.

10.9 Waiver

     Each of the parties hereto shall have the right to waive any of its rights under this Indenture, in whole or in part, in its absolute discretion, and any such right once waived may thereafter, subject to the terms of the waiver, be reasserted by such party at any time and enforced pursuant to the terms of this Indenture.

10.10 Governing Law

     This Indenture shall be governed by and construed in accordance with the laws of the Province of Ontario and the federal laws of Canada applicable therein. Each of the parties irrevocably attorns to the exclusive jurisdiction of the courts of the Province of Ontario with respect to all matters arising out of this Indenture and the transactions contemplated herein.

10.11 Choice of Language

     The parties hereby acknowledge that they have expressly required this Indenture and all notices, statements of account and other documents required or permitted to be given or entered into pursuant hereto to be drawn up in the English Language only. Les parties reconnaissent avoir expressment demandees que la presente Convention ainsi que tout avis, tout etat de compte et tout autre document a etre ou pouvant etre donne ou conclu en vertu des dispositions des presentes, soient rediges en langue anglaise seulement.


     IN WITNESS WHEREOF the parties hereto have executed this Indenture under their respective corporate seals and the hands of their proper officers as of the date first above written.


                                                CHAMPION COMMUNICATION SERVICES,
                                                INC.


                                                Per:
                                                       -------------------------


                                                Per:
                                                       -------------------------

                                                EQUITY TRANSFER SERVICES INC.


                                                Per:
                                                       -------------------------


                                                Per:
                                                       -------------------------

                  THIS IS SCHEDULE "A" to the Warrant Indenture made as of September 25, 1996 between CHAMPION COMMUNICATION SERVICES, INC. and EQUITY TRANSFER SERVICES INC., as Warrant Agent.
                  --------------------------------------------------------------




 CERTIFICATE No.                                 No. OF WARRANTS
                ---------------                                  ---------------

                    WARRANTS EXERCISABLE FOR COMMON SHARES OF
                      CHAMPION COMMUNICATION SERVICES, INC.



                  EXERCISABLE BEFORE 5:00 p.m. (TORONTO TIME) ON MARCH
                  25, 1998.

                  COMMON SHARE PURCHASE WARRANTS TO PURCHASE
                  COMMON SHARES OF CHAMPION COMMUNICATION
                  SERVICES, INC.


                  THIS IS TO CERTIFY THAT, for value received,

(the "holder") is entitled, subject to adjustment, to purchase for $5.00 per share at any time before 5:00 p.m. (Toronto time) on March 25, 1998 (the "Expiry Time") fully paid and non-assessable common shares ("Common Shares") in the capital of Champion Communication Services, Inc. (the "Company") as constituted on the date hereof, on the basis of one (1) Common Share for each of the number specified above of whole Warrants, by surrendering to Equity Transfer Services Inc. (the "Warrant Agent") at the principal office of its Transfer Department in Toronto, Ontario, this Warrant certificate, with a subscription in the form set forth on the reverse side hereof or such other form satisfactory to the Warrant Agent duly completed and executed, and a certified cheque, bank draft or money order in lawful money of Canada, payable to or to the order of the Warrant Agent, at par in Toronto, in an amount equal to the purchase price of the Common Shares so subscribed for.

                  The Company has the right to accelerate conversion of the Warrants if the average price for the Common Shares of the Company is at least $5.50 for 10 consecutive trading days, upon 30 days prior notice of such conversion.

                  The Warrants represented hereby shall be deemed to be so surrendered only upon receipt thereof by the Warrant Agent at the office specified above and shall be surrendered only by personal delivery, courier or prepaid registered mail.

                  Subject to adjustment thereof in the events and in the manner set forth in the Warrant Indenture hereinafter referred to, the purchase price (the "Exercise Price") payable for each Common Share on exercise of any Warrants evidenced by this Warrant certificate will be $5.00 at any time before the Expiry Time in lawful money of Canada.

                  Common Shares will not be issued pursuant to any Warrants if the issuance of such Common Shares would constitute a violation of the securities laws of any jurisdiction.

                  Certificates representing the Common Shares subscribed for hereunder will be mailed to the person or persons specified in the subscription form at the address or respective addresses specified therein or, if so specified in the subscription form, delivered to such person or persons at the office where this Warrant certificate was surrendered. If fewer Common Shares are purchased than the number that may be subscribed for pursuant to the Warrants evidenced by this Warrant certificate, the holder will be entitled to receive, without charge, a new Warrant certificate in respect of the balance of such unexercised Warrants. To the extent that any Warrant evidenced hereby confers the right to purchase a fraction of a Common Share, such right may be exercised in respect of such fraction only in combination with another Warrant certificate or other Warrant certificates which in the aggregate entitle the holder to be issued a whole number of Common Shares, and under no circumstances is the Company obligated to issue any fractional Common Share. In lieu of fractional shares, the Holder will receive a cash payment determined in accordance with the Warrant Indenture (as defined below).

                  This Warrant certificate represents Warrants exercisable for Common Shares of the Company issued or issuable under the provisions of a Warrant Indenture (which Warrant Indenture together with all other instruments supplemental or ancillary thereto is herein referred to as the "Warrant Indenture") dated as of September 25, 1996 between the Company and the Warrant Agent, as warrant agent, to which Warrant Indenture reference is hereby made for particulars of the rights of the holders of the Warrants and of the Company and of the Warrant Agent in respect thereof and the terms and conditions upon which the Warrants are issued and held, all to the same effect as if the provisions of the Warrant Indenture were herein set forth, to all of which the holder of the Warrants represented hereby by acceptance hereof assents. Capitalized terms used herein and not otherwise defined herein shall have the respective meanings ascribed thereto in the Warrant Indenture, unless the context hereof otherwise requires. A copy of the Warrant Indenture will be available for inspection at the principal office of the Warrant Agent in the Municipality of Metropolitan Toronto upon the request of the holder.


                  Upon presentation at the principal office of the Warrant Agent in the Municipality of Metropolitan Toronto, subject to the provisions of the Warrant Indenture and upon compliance with the reasonable requirements of the Warrant Agent, Warrant certificates of any denomination may be exchanged for Warrant certificates of any other denomination, any such exchange to be made for an equal aggregate number of Warrants. The Company and the Warrant Agent may deem and treat the registered holder of this Warrant Certificate as the absolute owner of the Warrants represented hereby for all purposes. The holding of this Warrant certificate shall not constitute the holder hereof a holder of Common

Shares nor entitle such holder to any right or interest in respect thereof except as herein and in the Warrant Indenture expressly provided.

                  The Warrants represented hereby may only be transferred, upon compliance with the conditions prescribed in the Warrant Indenture, on the registers to be kept at the offices of the Warrant Agent, by the registered Holder hereof or such holder's executors or administrators or other legal representatives, or the holder's attorney duly appointed by an instrument in writing in form and evidence satisfactory to the Warrant Agent acting reasonably, upon compliance with the requirements of all relevant stock exchanges and upon compliance with such reasonable requirements as the Warrant Agent and the Company may prescribe.

                  In case this certificate shall become mutilated or be lost, stolen or destroyed, the Company shall issue, and thereupon the Warrant Agent shall certify and deliver, a new certificate upon surrender and cancellation of the mutilated certificate, or in the case of a lost, stolen or destroyed certificate, in lieu of and in substitution for the same, provided that the applicant for a substituted certificate shall furnish to the Company and to the Warrant Agent evidence of ownership and of the loss, theft or destruction as shall be satisfactory to them in their discretion, acting reasonably, and shall also furnish an indemnity satisfactory to them in their discretion, acting reasonably, and shall pay all reasonable expenses incidental to the issuance of such substituted certificate.

                  The Warrant Indenture contains provisions making binding upon all holders of Warrants outstanding thereunder resolutions passed at meetings of such holders held in accordance with such provisions and instruments in writing signed by Warrantholders holding a specified percentage of the Warrants.

                  The holding of this Warrant Certificate will not constitute the holder a shareholder of the Company or entitle the holder to any right or interest in respect thereof except as otherwise provided in the Warrant Indenture.

                  The Warrants and the Warrant Indenture shall be governed by and construed in accordance with the laws of the Province of Ontario and the federal laws of Canada applicable therein and shall be treated in all respects as Ontario contracts. Time shall be of the essence hereof and of the Warrant Indenture.

                  This Warrant Certificate shall not be valid for any purpose whatever unless and until it has been certified by or on behalf of the Warrant Agent for the time being under the Warrant Indenture.

                  IN WITNESS WHEREOF the Company has caused this Warrant Certificate to be signed by its duly authorized officers as of September 25, 1996.



                                             CHAMPION COMMUNICATION
                                             SERVICES, INC.

                                             By:
                                                 -------------------------------


This Warrant certificate represents
Warrants referred to in the Warrant
Indenture within mentioned.

EQUITY TRANSFER SERVICES INC.
Warrant Agent


By:
     ------------------------------          -----------------------------------
     Authorized Signing Officer              Date of Certification

                                  TRANSFER FORM


     FOR  VALUE  RECEIVED,   the  undersigned  hereby  sell(s),   assign(s)  and
transfer(s) to

--------------------------------------------------------------------------------

Address:
--------------------------------------------------------------------------------

Telecopier Number:                        the Warrants represented by the within
----------------------------------------
Warrant certificate and do(es) hereby irrevocably constitute and appoint

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

attorney to transfer the said Warrants represented hereby on the books of the Company with full power of substitution in the premises.


DATED                      , 199   .
     ----------------------     ---

In the presence of


----------------------------------        --------------------------------------
Signature Guaranteed                      Signature of Registered Warrantholder*


                                          --------------------------------------
                                          Print Name in Full

NOTICE: The signature on this assignment must correspond with the name entered in the registration panel of this certificate. The transferor must pay to the Warrant Agent all exigible taxes.


* A guarantee of signature will be required with respect to the execution of the Subscription Form or a transaction relating to the Warrants represented by this Warrant certificate which results in a change of registration of this Warrant certificate or the registration of Common Shares upon the exercise of the Warrants represented hereby. A guarantee of signature may be given by any Canadian chartered bank, any trust company which is a member of The Trust Companies Association of Canada or by a member firm of The Toronto Stock Exchange.

                                SUBSCRIPTION FORM



TO:      Champion Communication Services, Inc.
         c/o Equity Transfer Services Inc.
         The Richmond Adelaide Centre
         120 Adelaide Street West, Suite 800
         Toronto, Ontario M5H 3V1

     The  undersigned  holder of the Warrants  evidenced  by the within  Warrant
certificate  hereby  subscribes  for                 Common  Shares of  Champion
                                    -----------------
Communication Services, Inc. (or such number of Common Shares or other securities or property to which such subscription entitles the holder in lieu thereof or in addition thereto under the provisions of the Warrant Indenture mentioned in such Warrant certificate) pursuant to such Warrants at $5.00 per share until the Expiry Time (or such other price as is determined pursuant to such Warrant Indenture) on the terms specified in such Warrant certificate and Warrant Indenture, and encloses herewith a certified cheque, bank draft or money order payable to the order of Equity Transfer Services Inc. in payment therefor.

     The undersigned hereby irrevocably directs that the said Common Shares be issued and delivered as follows:


                                                                     Taxpayer
                                                                  Identification
Name(s) in Full  Address(es)    SIN Number       Number(s) of       Number (if
                              (if applicable)    Common Shares      applicable)

---------------  ------------ ----------------   ---------------  --------------

---------------  ------------ ----------------   ---------------  --------------

---------------  ------------ ----------------   ---------------  --------------

---------------  ------------ ----------------   ---------------  --------------

                                                                   (Page 1 of 2)

(Please print full name in which share certificates are to be issued. If any shares are to be issued to a person or persons other than the holder, the holder must pay to The R-M Trust Company all exigible transfer taxes or other government charges.)


      DATED this                  day of                          , 199     .
                    ----------          -------------------------       ----


---------------------------------            -----------------------------------
Signature Guaranteed                         Signature of Subscriber


                                             -----------------------------------
                                             Name of Subscriber


                                             -----------------------------------
                                             Address of Subscriber

                                             -----------------------------------

o Please check if the share certificates are to be delivered at the office where this Warrant certificate is surrendered, failing which the certificates will be mailed.

         Certificates will be delivered or mailed only after the transfer books of the Company have been opened for five (5) Business Days after the due surrender of this Warrant certificate as aforesaid.

                                                                   (Page 2 of 2)